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                                                                    Exhibit 10.7

                      AQUATIC CELLULOSE INTERNATIONAL CORP.
                            2504 43RD STREET, SUITE 5
                            VERNON, BRITISH COLUMBIA
                                 CANADA VIT-6L1

                                 March 19, 2004

AJW Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

     Re: AQUATIC CELLULOSE INTERNATIONAL CORP. (THE "COMPANY") - AMENDMENT OF DEBENTURES

Ladies and Gentlemen:

     This letter sets forth the agreement of the parties hereto to provide for
(i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors") in September 2000, January 2001, March 2001 and December 2001 (the "Debentures"), as set forth on
Schedule 1 hereto; and (ii) an amendment of the maturity date of the Debentures.

     By execution hereof, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

     1.   The applicable discount is hereby amended to be 60.0%.

     2. The maturity date of the Debentures is hereby amended to be March 19, 2006.

     3. All other provisions of the Debentures and the Warrants shall remain in full force and effect.

     The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

                            [Signature Page Follows]

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     Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

                                        Sincerely,

                                        AQUATIC CELLULOSE
                                        INTERNATIONAL CORP.


                                        /s/ Sheridan Westgarde
                                        ----------------------------------------
                                        Sheridan B. Westgarde
                                        President and Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By: SMS GROUP, LLC


----------------------------------------
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,


----------------------------------------
Corey S. Ribotsky, Manager

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SCHEDULE 1

                                                         ORIGINAL
                                           DATE OF      PRINCIPAL
INVESTOR                                  DEBENTURE       AMOUNT
---------------------------------------   ----------   -----------
AJW Partners, LLC                         09/29/2000   $231,650.00
New Millennium Capital Partners II, LLC   09/29/2000   $236,650.00
AJW Partners, LLC                         01/25/2001   $  8,750.00
New Millennium Capital Partners II, LLC   01/25/2001   $ 26,662.00
AJW Partners, LLC                         03/14/2001   $ 50,000.00
New Millennium Capital Partners II, LLC   03/14/2001   $ 27,088.00
AJW Partners, LLC                         12/16/2001   $100,000.00
New Millennium Capital Partners II, LLC   12/16/2001   $100,000.00